United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 10, 2026

Date of Report (Date of earliest event reported)

SINO GREEN LAND CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 3 & 5, Jalan Hi Tech 7/7, Kawasan Perindustrian Hi Tech 7, 43500 Semenyih, Selangor, Malaysia
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: +603 8727 8732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	SGLA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Sino Green Land Corporation (the “Company”) is filing Current Report on Form 8-K/A (this “Amendment”) to amend the Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 29, 2026 (the “September 8-K”) and November 6, 2026 (the “November 8-K” and, together with the September 8-K, the “Original Reports”). The Original Reports reported the completion of the Company’s acquisition of Xing Da Plastics Sdn. Bhd. (the “Xing Da”), Invent Fortune Sdn. Bhd. (the “Invent Fortune”), and Hi-Quality Productions Inc. (the “Hi-Quality” and, collectively, the “Acquired Entities”).

The purpose of this Amendment is to update the Original Reports to include the historical audited financial statements of the Acquired Entities and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Original Reports.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business or funds acquired.

(i)	The audited financial statements of Invent Fortune Sdn. Bhd. as of June 30, 2026 including the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference;

(ii)	The audited financial statements of Xing Da Plastics Sdn. Bhd. as of June 30, 2026 and 2025, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference;

(iii)	The audited financial statements of Hi-Quality Productions Inc. as of June 30, 2026 and 2025, including the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference;

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and the Acquired Entities as of June 30, 2026, the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2026, and the notes related thereto, are filed as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Invent Fortune Sdn. Bhd.
99.2	Audited financial statements of Xing Da Plastics Sdn. Bhd.
99.3	Audited financial statements of Hi-Quality Productions Inc.
99.4	Unaudited pro forma condensed financial information of the Company and the Acquired Entities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2026

SINO GREEN LAND CORPORATION

By:	/s/ Teresa Wo
Name:	Teresa Wo
Title:	Chief Executive Officer